Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 25, 2000


                         Commission file number 0-23903

                              eAutoclaims.com, Inc.
                              --------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                      95-4583945
           ------                                      ----------
(State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                    Identification No.)

             2708 Alt. 19 N., Suite 604, Palm Harbor, Florida 34683
             ------------------------------------------------------
                    (Address of principal executive offices)

                                 (727) 781-0414
                                 --------------
                           (Issuer's telephone number)

                         Transformation Processing, Inc.
                     365 Bay Street, Toronto, Ontario M5H2V2
                     ---------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                          if changed Since Last Report)


ITEM 1/ITEM 5.    CHANGES IN CONTROL & OTHER EVENTS.

         Approval of Merger. On May 25, 2000, the stockholders of Transformation Processing, Inc, a Nevada corporation ("TPI"), approved the Merger Agreement and Plan of Reorganization dated April 26, 2000 (the "Merger Agreement"), among TPI and eAutoclaims.com, Inc., a privately owned Delaware corporation, ("eAutoclaims".)

         The Merger. In accordance with the terms of the Merger Agreement, 100% of eAutoclaims common stock or 5,980,000 shares were exchanged for 5,980,000 TPI common shares. Each issued and outstanding share of eAutoclaims common stock converted into one share of TPI common stock.

         Articles of Merger were filed in the state of Nevada on May 31, 2000 and a Certificate of Merger was filed in the state of Delaware on June 8, 2000.

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         Pursuant to the terms of the Merger  Agreement,  the Board of Directors and Management of eAutoclaims became the directors and management of TPI.

         Pursuant to the terms of the Merger Agreement, TPI amended its Articles of Incorporation to change its name to eAutoclaims.com, Inc.

         A copy of the Joint Press Release, dated June 5, 2000 issued by eAutoclaims and TPI is attached as Exhibit 99.1 and is incorporated herin by reference.

         A narrative description of eAutoClaims.com, Inc.'s business operations is attached as Exhibit 99.2 and is incorporated herein by reference.

         Reference is hereby made to the form of the Merger  Agreement  filed as
Exhibit 10.25 in TPI's Form 10-KSB filed April 27, 2000 for additional information.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a) Financial Statements

                      Financial Statements for eAutoclaims will be filed by amendment hereto within sixty days following the effective date of the Merger permitted by Item 7, Form 8-K.

                  (b) Proforma Financial Information

                      Pro Forma financial information for TPI and eAutoclaims will be filed by amendment hereto within sixty days following the effective date of the Merger permitted by
                      Item 7, Form 8-K.

                  (c) Exhibits


                  Exhibit Number                 Description
                  --------------                 -----------

                    99.1 Joint  Press  Release,  dated  June 5,  2000  issued by
                         eAutoclaims, Inc. and Transformation Processing, Inc.


                    99.2 Narrative   description  of   eAutoclaims.com,   Inc.'s
                         business operations.


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


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              eAutoclaims, Inc.

Dated    7/4/00
                                                              /s/ Eric Siedel
                                                              ---------------
                                                              President